EXHIBIT (q)(2)


                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Boston Income Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attrorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Income Fund of Boston with the
Securiteis and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


      Signature                          Capacity                       Date
      ---------




/s/ James B. Hawkes        President,Principal Executive Officer        3/15/01
-------------------        and Trustee
James B. Hawkes

/s/ James L. O'Connor      Treasurer and Principal Financial            3/15/01
---------------------      and Accounting Officer
James L. O'Connor
                           Trustee                                      3/15/01
/s/ Jessica M. Bibliowicz
-------------------------
Jessica M. Bibliowicz
                           Trustee                                      3/15/01
/s/ Donald R. Dwight
--------------------
Donald R. Dwight
                           Trustee                                      3/15/01
/s/ Samuel L. Hayes,III
-----------------------
Samuel L. Hayes, III
                           Trustee                                      3/15/01
/s/ Norton H. Reamer
--------------------
Norton H. Reamer
                           Trustee                                      3/15/01
/s/ Lynn A. Stout
-----------------
Lynn A. Stout
                           Trustee                                      3/15/01
/s/ Jack L. Treynor
-------------------
Jack L. Treynor